SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 2, 2001

                               RENCO METALS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    Delaware                        333-4513                     13-3724916
(STATE OR OTHER             (COMMISSION FILE NUMBER)          (I.R.S. EMPLOYER
JURISDICTION OF                                              IDENTIFICATION NO.)
 INCORPORATION)

                 238 North 2200 West                               84116
                  Salt Lake City, UT
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)

       Registrant's telephone number, including area code: (801) 532-2043

                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

On August 2, 2001, Renco Metals, Inc. (the "Registrant") and its wholly-owned subsidiary, Magnesium Corporation of America ("Magcorp"), filed voluntary petitions to reorganize their businesses under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). The Registrant and Magcorp are presently operating their businesses as debtors-in-possession and hence are subject to the jurisdiction of the Bankruptcy Court while a plan of reorganization is formulated. As debtors-in-possession, the Registrant and Magcorp are authorized to continue to operate their businesses during the Chapter 11 proceeding.

ITEM 5.  OTHER EVENTS

On August 3, 2001, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1.

EXHIBIT NUMBER      DESCRIPTION

Exhibit 99.1        Press Release of the Registrant, dated August 3, 2001.


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            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                       RENCO METALS, INC.



                                       By: /s/ Roger L. Fay
                                          -----------------------------
                                          Name:   Roger L. Fay
                                          Title:  Vice President, Finance
Date:  August 15, 2001